LEASE AGREEMENT

               LANDLORD:         B. K. CAMPBELL, INC.

               TENANT:           FIRST NATIONAL BANK OF CHESTER COUNTY

               SHOPPING CENTER:  Name to be determined


ARTICLE I:  GRANT AND BASIC TERMS
               1.00     Basic Terms and Definitions
               1.01     Grant of Leasehold
               1.02     Commencement of Lease
               1.03     Use of Common Areas
               1.04     Commencement of Minimum Rent and Additional Rent
               1.05     Lease Term
               1.06     Condition of Leased Premises
               1.07     Tenant's Work
               1.08     Shopping Center Provisions
               1.09     Option To Renew

ARTICLE II:  RENT
               2.01     Minimum Rent
               2.02     Percentage Rent
               2.03     Gross Receipts Defined
               2.04     Tenant's Records
               2.05     Audit
               2.06     Taxes and Insurance
               2.07     Interest on Delinquent Rent
               2.08     Late Fee
               2.09     Returned Checks

ARTICLE III:   CONDITION OF LEASED PREMISES
               3.01     Landlord's Obligations

ARTICLE IV:  CONDUCT OF BUSINESS
               4.01     Use of Leased Premises
               4.02     Operation of Business

ARTICLE V:  COMMON AREAS
               5.01     Control of Common Areas by Landlord
               5.02     Common Area Maintenance Contribution
               5.03     Definitions

ARTICLE VI:  ALTERATIONS, LIENS AND SIGNS
               6.01     Alterations
               6.02     Tenant Shall Discharge All Liens
               6.03     Signs, Awnings and Canopies

ARTICLE VII:  MAINTENANCE OF LEASED PREMISES, SURRENDER AND RULES
               7.01     Maintenance, Repair, and Replacement by Tenant
               7.02     Maintenance by Landlord
               7.03     Surrender of Leased Premises
               7.04     Rules and Regulations

ARTICLE VIII:  INSURANCE AND INDEMNITY
               8.01     Casualty Insurance
               8.02     Waiver of Subrogation
               8.03     Increase in Fire Insurance Premiums
               8.04     Liability Insurance
               8.05     Indemnification of Landlord
               8.06     Plate Glass Insurance
               8.07     Liquor Liability Insurance
               8.08     Insurance Policy

ARTICLE IX:  UTILITIES
               9.01     Utility Charges

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ARTICLE X:  PRIORITY OF LEASE
               10.01    Subordination
               10.02    Notice to Landlord of Default
               10.03    Estoppel Certificate
               10.04    Attornment

ARTICLE XI:  ASSIGNMENT AND SUBLETTING
               11.01    Consent Required

ARTICLE XII:   WASTE, GOVERNMENTAL AND INSURANCE REQUIREMENTS,
               AND HAZARDOUS SUBSTANCES
               12.01    Waste or Nuisance
               12.02    Governmental and Insurance Requirements
               12.03    Hazardous Substances

ARTICLE XIII:  PROMOTION FUND

ARTICLE XIV:  DESTRUCTION OF LEASED PREMISES
               14.01    Partial Destruction
               14.02    Substantial Destruction
               14.03    Destruction of Shopping Center

ARTICLE XV:  EMINENT DOMAIN
               15.01    Condemnation

ARTICLE XVI:  DEFAULT OF TENANT
               16.01    Tenant's Default
               16.02    Remedies
               16.03    Further Remedies of Landlord
               16.04    Legal Expenses
               16.05    Failure to Pay; Interest

ARTICLE XVII:  ACCESS BY LANDLORD
               17.01    Right of Entry

ARTICLE XVIII:  TENANT'S PROPERTY
               18.01    Taxes on Leasehold
               18.02    Loss and Damage
               18.03    Notice by Tenant

ARTICLE XIX: HOLDING OVER; SUCCESSORS
               19.01    Holding Over
               19.02    Successors and Assigns

ARTICLE XX:  QUIET ENJOYMENT
               20.01    Landlord's Covenant

ARTICLE XXI:  MISCELLANEOUS
               21.01    Waiver
               21.02    Accord and Satisfaction
               21.03    No Partnership
               21.04    Force Majeure
               21.05    Landlord's Liability
               21.06    Notices and Payments
               21.07    Financial Statements
               21.08    Captions and Section Numbers
               21.09    Definitions
               21.10    Partial Invalidity
               21.11    Recording
               21.12    Entire Agreement
               21.13    Jury Trial; Claims; Survival
               21.14    Applicable Law
               21.15    Consents and Approvals
               21.16    Authority
               21.17    Interpretation
               21.18    Brokers

ARTICLE XXII:  SECURITY AND RENT DEPOSITS
               22.01    Amount of Security Deposit
               22.02    Use and Return of Security Deposit
               22.03    Rent Deposit

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


ARTICLE XXIII: TENANT AND COVENANTS; EASEMENTS
               23.01    Tenant Covenants
               23.02    Easements


EXHIBITS
        Leased Area and Development Plan for Shopping Center.........Exhibit A
        Tenant's Construction Agreement..............................Exhibit B
        Disclosure For Confession of Judgment........................Exhibit C
        Estoppel Certificate.........................................Exhibit D

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




                                 LEASE AGREEMENT


THIS LEASE AGREEMENT (the "Lease") is entered into pursuant to the following terms and conditions:


                        ARTICLE I: GRANT AND BASIC TERMS
                         --------- ---------------------


1.00 Basic Terms and  Definitions.  This Lease is subject to the following basic
     ---------------------------
terms and definitions:

     (a) Date of Lease: March 28, 2005

     (b) "Landlord":  B. K. Campbell,  Inc.
          Address:    402 Bayard Road,
                      Kennett Square, PA 19348
                      Attn: Brian Campbell, 610-444-7600

     (c) "Tenant": First National Bank of Chester County Branch
         Address: 275 Limestone Road, Oxford, PA 19363
         Billing and Notices Address: 202 Carter Drive, West Chester, PA 19382
                                      Attn:  Carlos Questell
         Owners/Corporate Phone Number:
         Tax I.D. Number:  23-1209886

     (d) "Shopping Center":
          Address:

     (e) Tenant's "Leased Premises": Bank Branch site highlighted and identified on Exhibit "A."

         The Gross Leasable Area of the Leased Premises shall be measured from the center of all interior demising walls and the outside of all exterior walls.

     (f) Rental Term: 10 years, subject to adjustment pursuant to Section 1.05 and subject to validly exercised Renewal Term(s).

     (g)  Construction   Commencement   Date:  subject  to  Section  1.06  Lease
          Commencement Date: subject to Sections 1.02 and 1.05
          Lease Expiration  Date:   subject  to  Sections  1.02  and  1.05
          Rent Commencement Date: subject to Section 1.04

          Once actual dates are known, these dates shall be confirmed in writing by both parties as required by Section 1.02.

     (h) Minimum Rent: (see Section 2.01) Due 1st day of each month: See Rent Schedule attached as APPENDIX 1.

     (i) Option(s) to Renew: One ten (10) year period ("First Renewal Term") and one nine (9) year period ("Second Renewal Term"), with 180 days notice (see Section 1.09)

          Minimum Annual Rent - Due 1st day of each month:

     (j) Use of Leased Premises (see Section 4.01): Retail Bank Branch or other commercial uses consistent with the operation or administration of a state or federally chartered bank.

     (k) Trade Name of Tenant (see Section 4.01): First National Bank of Chester County, or FNB

     (l)  "Broker": B.K. Campbell, Inc. (see Section 21.18)

     (m)  Security Deposit: n/a (see Section 22.01)

     (n)  Rent Deposit: n/a (see Section 22.03)

     (o) "Additional Rent": Landlord will provide estimates of Tenant's proportionate contributions for Common Area Operating Costs, Insurance, Taxes, and other common charges no later than thirty (30) days before the Lease Commencement Date.



Check to be made payable to:

     (p) Late Fee on Rent and Other Charges (See Section 2.08): 5% after 10 days late

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

     (q)  Returned Check Fee (See Section 2.09): $50.00

     (r)  CAM Admin Fee (See Section 5.03): 7.5% of Total CAM Costs

     (s) Condition of Leased Premises (See Section 1.06): Upon substantial completion of Landlord's Work described on Exhibit "B," Property will be delivered to Tenant in a clean, broom-swept condition.

     1.01 Grant of Leasehold.  Landlord hereby demises and leases to Tenant, and
          ------------------
Tenant rents from Landlord, the Leased Premises and building to be constructed thereon (the "Building") as depicted on Landlord's proposed Development Plan for the Shopping Center, Exhibit "A," subject to all of the terms and conditions of this Lease.

     1.02  Commencement of Lease. The Lease Term shall commence on the date that
           ---------------------
Landlord substantially completes Landlord's Work (hereinafter "Lease Commencement Date"). As used in this Lease, the terms (i) "Landlord's Work" shall mean the exterior construction of the Building and all utilities and internal systems as contemplated by Landlord's Final Land Development Plan for the Leased Premises and Building attached to this Lease as Exhibit "A" and (ii) "substantially complete" and "substantial completion" shall mean the date that the Landlord's Work has been completed in compliance with all applicable Township regulations, ordinances, and laws, with the exception of minor items which can be completed without material interference of the installation of fixtures or improvements for Tenant's business. Upon substantial completion, the parties shall sign a memorandum or similar letter that establishes the Lease Commencement Date, Rent Commencement Date, and expiration of the Term and Renewal Periods.

     1.03 Use of Common  Areas.  The use and  occupation by Tenant of the Leased
          -------------  -----
Premises shall include the use, in common with others entitled thereto, of the Common Areas, employees' parking areas, service roads, loading facilities, sidewalks and customer car parking areas of the Shopping Center, and such other facilities as may be designated from time to time by Landlord, subject, however, to the terms and conditions of this Lease. Landlord may designate certain portions of the parking areas as reserved for use of certain tenants or customers of certain tenants. All parking rights are also subject to ordinances of the Municipality, County, or State in which the Shopping Center is located. Landlord shall not permit any construction, plantings, or truck or delivery parking within the cross-hatched areas on Exhibit "A" that will impede or obstruct any site lines or vehicles or pedestrian vision of the Building or Tenant's approved signage.

     1.04 Commencement of Minimum Rent and Additional Rent. Tenant's obligation to pay Minimum Rent shall commence on the date which is thirty (30) days after the Lease Commencement Date (hereinafter the "Rent Commencement Date"). Tenant's obligation to pay Additional Rent shall also commence on the Rent Commencement Date.

     1.05  Lease  Term.  The term of this  Lease  shall  commence  on the  Lease
           -----------
Commencement Date, continue for ten (10) years beginning on the Rent Commencement Date (subject to validly exercised First or Second Renewal Terms). In the event the Rent Commencement Date is other than the first day of the month, the period between the Rent Commencement Date and the first full day of the first full month next succeeding shall be added to the Rental Term, and therefore, the first year of the Rental Term shall be deemed to be extended to include such partial month and the following twelve (12) months so as to end on the last day of the month.

     1.06 Condition of Leased Premises.  Landlord agrees at its cost and expense
          ----------------------------
to complete Landlord's Work and to deliver possession of the Leased Premises to Tenant in a substantially completed condition (as defined in Section 1.02) on or before six (6) months from the date of issuance of a building permit applicable to the Leased Premises. For each day beyond the six-month period that the Leased Premises is not substantially complete, Landlord shall pay to Tenant, as liquidated damages (representing an estimate of Tenant's loss of business opportunity), the sum of One Thousand Seven Hundred Dollars ($1,700.00) which may, at Tenant's option, be either demanded by Tenant in cash or offset against future installments of Minimum Rent. Landlord further agrees and covenants to use its best efforts to obtain a building permit by April 30, 2005, but Tenant acknowledges that there shall be no penalty for Landlord's failure to obtain the permit as long as Landlord uses, and continues to use, its best efforts to obtain the permit. If Landlord's Work is delayed or hindered by strike, casualty, fire, injunction, inability to secure materials, or restraint of law, unusual action of the elements, or any other cause beyond the control of Landlord, then the said period shall be extended to the extent of such delays. Landlord shall furthermore make all commercially reasonable efforts to complete the Shopping Center within eighteen (18) months from the date that adequate public sewage capacity is available for the Shopping Center. If Landlord does not complete the Shopping Center pursuant to the Land Development Plan attached as Exhibit "A" and make its pad sites available for leasing within such 18-month period, Tenant shall receive an abatement of twenty-five percent (25%) of the Minimum Rent until such time as the Shopping Center is complete and Tenant spaces are available for leasing. Landlord warrants that the Leased Premises and Building, including the HVAC system, plumbing, hot water heater and electrical systems on the Leased Premises will be in compliance with all building codes and for a period of one (1) year after the Rent Commencement Date: (i) all such systems will be in good working order and (ii) that the roof will be free of leaks.

     1.07 Tenant's Work. Other than Landlord's Work, Tenant shall make all other
          -------------
necessary improvements to the Leased Premises and Building to operate Tenant's business ("Tenant's Work"). Tenant's Work shall comply with all applicable


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

statutes, ordinances, regulations, and codes and shall strictly comply with the requirements of Article VI hereof. Tenant may not puncture the roof or interfere with the sprinkler system without specific written permission from Landlord. Tenant prior to the Lease Commencement Date, shall with the prior consent of Landlord (which consent may be withheld or delayed by Landlord due to requirements of Landlord's Work), be permitted to install its fixtures and equipment provided it first delivers to Landlord a copy of its liability insurance certificate in accordance with Section 8.04. Any work done by Tenant prior to completion of the Leased Premises shall be performed in a manner as will not interfere with the progress of the work by Landlord of substantially completing construction of Landlord's Work and Landlord shall have no liability or responsibility for loss of or any damage to fixtures, equipment or other property of Tenant so installed or placed on the Leased Premises.

     1.08 Shopping Center  Provisions.  Except as otherwise  provided herein, no
          ---------------------------
rights or remedies shall accrue to Tenant arising out of the failure of Landlord to construct or lease any other parts of the Shopping Center or from any changes in occupancy by tenants in the Shopping Center. It is understood that said Exhibit "A" sets forth the general layout of the Shopping Center but shall not be deemed as a warranty, representation or agreement on the part of Landlord that the Shopping Center layout will be exactly as depicted on said Exhibit, and Landlord specifically reserves the right from time to time and without the consent of Tenant: (i) to change the number, size, height (including additional stories) or locations of the buildings or common areas in the Shopping Center as Landlord may deem proper; (ii) to change or modify any means of ingress or egress, provided that any change that affects Tenant shall be approved in advance by Tenant; (iii) construct building(s) and/or kiosk(s) on or in the common area; or (iv) to add additional land or buildings or both to the Shopping Center. The Landlord states and Tenant acknowledges that from time to time circumstances may arise under which it would be beneficial to the Shopping Center to relocate one or more tenants (other than Tenant) within the Shopping Center.

     1.09  Option To Renew.  Provided  Tenant is not in default of any  material
           ---------------
term, condition or covenant contained in this Lease beyond any applicable cure period, Tenant shall have the option of renewing this Lease for the First and Second Renewal Terms on the same terms and conditions as provided herein. The option for the Second Renewal Term shall only be capable of exercise in the event that the option for the preceding Renewal Term has been validly exercised.

     Notice of the exercise of such Option to Renew shall be given by Tenant to Landlord in writing no later than one hundred eighty (180) days prior to expiration of the Original Term or the previous Renewal Term.

                                ARTICLE II: RENT
                                 ---------- ----

     2.01 Minimum Rent.  Minimum Rent hereunder shall be as set forth in Section
          ------------
1.00(h) and shall be payable in monthly installments in advance, without set off, on the first day of each and every month throughout the Lease Term from the Rent Commencement Date at the office of Landlord or at such other place designated by Landlord, without any prior demand. Minimum Rent for any fractional month shall be prorated and payable in advance. The parties agree that the Minimum Rent is based on the cost to Landlord of completing and financing the Landlor's Work, and as such the Landlord shall disclose to Tenant the total costs to Landlord relating to the same. For purposes of this Lease, the Gross Leasable Area of the Leased Premises shall be deemed to be that set forth in Section 1.00(e).

         2.02   Percentage Rent.  [Intentionally Omitted]

         2.03   Gross Receipts Defined.  [Intentionally Omitted]

         2.04   Tenant's Records.  [Intentionally Omitted]

         2.05   Audit.  [Intentionally Omitted]

         2.06 Taxes and  Insurance.  Tenant shall pay to Landlord as Additional
              --------------------
     Rent (i) its proportionate share of real estate taxes, special taxes and assessments and all insurance for the Shopping Center (excluding any tenants separately taxed or charged for insurance or insurance paid pursuant to Section 5.03) and (ii) any separate or special assessment related to the Building. Insurance shall include all risk coverage, fire insurance for the full replacement value of the improvements, extended coverage and all other perils coverage, loss of rents coverage, plus all endorsements and other coverages required as the result of Tenant's business being conducted on the Leased Premises. Landlord shall notify Tenant of the amount of such charges, and Tenant shall pay Landlord such amounts within fifteen (15) days from the date of notice to it by Landlord. Tenant's proportionate share is the fraction, the numerator of which is the Gross Leasable Area in the Leased Premises and the denominator of which is the total Gross Leasable Area of the Shopping Center (excluding any tenants separately taxed or charged for insurance), provided that if the taxes for the Shopping Center are increased materially because of assessment of Tenant's improvements at a higher rate than other tenants in the Shopping Center, Tenant agrees to pay any such excess taxes and provided further that Tenant shall be responsible for all additional fire insurance premiums as set forth in Section 8.03. Landlord, at Landlord's option, may bill Tenant on a monthly basis based on one-twelfth (1/12) of the estimated annual amount for taxes and insurance as estimated by Landlord, and Tenant shall pay said cost for tax and insurance with monthly Minimum Rent on the first day of each month in advance. The initial estimate shall be as set forth in Section 1.00(q). In the event that Tenant's payments in such year exceed Tenant's proportionate share of the actual tax and insurance costs, Tenant shall be credited the amount of the overpayment. If Tenant's

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

     proportionate share of the actual tax and insurance costs exceeds the payments made in such year by Tenant, Tenant shall pay the difference to Landlord within thirty (30) days of receiving a detailed statement therefor from Landlord or Tenant shall be in default of the Lease. In the event Tenant does not make said payment monthly, Tenant shall be in default of this Lease. Landlord, at Landlord's option, may obtain separate taxable status for the Leased Premises, and in such event, Tenant's tax contribution shall be based thereon. Additionally, with respect to taxes:

          (a) Right to Contest Assessments. Landlord may contest any and all such real estate taxes. If the result of any such contest shall be a reduction in the amount of the real estate taxes so contested, that portion of any refund, reduction, credit or recovery from the taxing authorities with respect to such real estate taxes which is in the same proportion of the total refund or recovery as Tenant's share of taxes, shall belong to Tenant, and the balance shall belong to Landlord. The cost of any such contest shall be paid as Additional Rent in the same proportionate share as the real estate taxes are paid.

          (b) Real Estate Tax. Real estate tax means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing or judicial authority against the Shopping Center or land upon which the Shopping Center is located; (ii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Shopping Center by any governmental agency; (iv) any tax imposed upon this transaction, or based upon a re-assessment of the Shopping Center due to a change in ownership or transfer of all or part of Landlord's interest in the Shopping Center; and (v) any charge or fee replacing any tax previously included within the definition of real property tax.

     2.07  Interest  on  Delinquent  Rent.  All  delinquent   Minimum  Rent  and
           ------------------------------
Additional Rent and all other charges due under this Lease shall accrue interest at a rate equal to the maximum amount permitted by law, irrespective of and in addition to any Late Fees charged pursuant to Article 2.08 of this Lease, from the due date of such payment and shall constitute other rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord upon demand. Payment shall not be deemed received if Tenant's payment is not actually collected (such as charges for returned checks).

     2.08 Late Fee. In the event that any monthly  payment of rent  provided for
          --------
in this Lease is received by Landlord on or after the sixth (6th) day of the month, or any other charge provided for in this Lease shall become overdue for a period in excess of five (5) days, Tenant shall pay to Landlord a late charge of five ($.05) cents for each dollar ($1.00) overdue, each month that it remains overdue, to cover the extra expense involved in handling delinquent payments.

     2.09 Returned  Checks.  In the event Landlord  receives a check from Tenant
          ----------------
written on insufficient funds, Landlord may charge Tenant a $50.00 fee to reimburse Landlord for its costs and expenses. In the event Tenant has two (2) checks returned by the bank, for any reasons whatsoever, Landlord has the right to require all future payments from Tenant to be paid in either certified funds, a bank check or money order.

                    ARTICLE III: CONDITION OF LEASED PREMISES
                    ----------- ----------------------------

     3.01 Landlord's Obligations.  As of the time Tenant takes possession of the
          ----------------------
Leased Premises, Landlord, shall deliver the Leased Premises broom clean and the air conditioning, heating, plumbing, electrical systems and equipment shall be in good working condition and in compliance with all building codes. Landlord shall warrant proper operation of all systems installed by Landlord for a period of one year from the Lease Commencement Date provided Tenant shall be responsible for all repairs due to improper usage, improper maintenance or damage caused by the acts or omissions of the Tenant, its agents, servants, employees, contractors, and invitees. Landlord shall provide Tenant, upon written request, copies of all extended warranties applicable to Leased Premises. Except as above, the respective obligations of Landlord and Tenant as regards maintenance and repairs are governed by Article VII hereinafter.

                         ARTICLE IV: CONDUCT OF BUSINESS
                         ---------- -------------------

     4.01 Use of Leased  Premises.  Subject to an assignment or sublease that is
          -----------------------
approved by Landlord or otherwise permitted by this Lease, Tenant shall use the Leased Premises solely for the purpose set forth in Section 1.00(j).

     4.02  Operation of Business.  Tenant shall use its best efforts to open for
           ---------------------
business in accordance with Section 4.01 within ninety days (90) after the completion of Tenant's work as described in Tenant's Construction Agreement attached as part of Exhibit "B" to this Lease, and shall operate the Leased Premises in good faith during the Term hereof, provided that Tenant may cease operation at its discretion for a maximum continuous period not to exceed six
(6) months without being in default of this Lease.

                             ARTICLE V: COMMON AREAS
                             --------- ------------

     5.01 Control of Common  Areas by  Landlord.  The Common Areas as defined in
          -------------------------------------
this Lease shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, revoke, modify and enforce reasonable rules and regulations with respect to all or any part of said facilities. Landlord shall also have the right to close all or any portion of said areas or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; and to do and perform such other acts in and to said areas and improvements, and/or revise and develop the same, as Landlord shall determine to be advisable, with a view to

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

the improvement of the convenience and use thereof by the tenants of the Shopping Center and their customers, provided proper access to the Leased Premises is maintained.

     5.02 Common Area Maintenance Contribution. During each calendar year or any
          ------------------------------------
portion thereof during the lease term, Tenant will pay to Landlord as Additional Rent, subject to the limitations hereinafter set forth, a proportion of the common area maintenance costs hereinafter defined based upon the ratio that the square feet of Gross Leasable Area in Leased Premises leased to Tenant herein bears to the total square feet of all of the Gross Leasable Area leased and available for lease to all tenants in the Shopping Center, excluding for any item of costs the square footage of Gross Leasable Area allocated to any tenant responsible for directly paying such costs; provided, however, if any item of common area maintenance cost for the Shopping Center is increased materially because of Tenant's use, Tenant shall additionally pay for such excess cost. Tenant's share of such costs shall be estimated by Landlord on an annual basis for each calendar twelve (12) month period ending on December 31, prorating fractional years. The initial estimate shall be as set forth in Section 1.00(o). Tenant shall pay such estimated charge in monthly installments on the first day of each month in advance, and shall pay any excess charge within thirty (30) days of receiving a detailed statement therefor from Landlord or Tenant shall be in default of the Lease. In the event that Tenant's payments in such year exceed Tenant's proportionate share of the actual common area maintenance costs, Tenant will be credited the amount of the overpayment.

     5.03  Definitions.   For  the  purpose  of  this  paragraph,  "Common  Area
           -----------
Maintenance Costs" means the total costs and expense incurred in operating, managing, maintaining, repairing, relocating, modifying, renovating and replacing the Common Areas hereinafter defined, including without limitation the costs of maintaining flags, banners, retaining walls, fences, bird houses, bridges, equipment and fees for the operation of loud speakers and other equipment supplying music to Common Areas, detention ponds, fire sprinkler system, utility lines and resurfacing or patching the parking areas and labor associated with line painting, sidewalks and curbs, security and traffic control, security alarm systems, exterior building painting and repairs, public liability and umbrella insurance, gardening, watering and landscaping, lighting, maintenance of sanitary control, all costs for utilities to Common Areas, removal of snow (including removal of snow from roof and canopy), ice, drainage, rubbish, and other refuse, repair or installation of equipment for energy-saving or safety purposes, reserves for future maintenance and repair work (which Tenant hereby authorizes Landlord to use as necessary), any costs associated with any merchants' association for the Shopping Center, Christmas and seasonal decorations, depreciation on equipment and machinery used in maintenance, cost of personnel required to provide such services, including all wages, workmen's compensation insurance, employee benefits, unemployment insurance, social security insurance, medical insurance and all other taxes and costs of maintaining such employees, all costs and expenses associated with Landlord's obligation to repair and maintain the areas described in the agreement (if any) described in Section 23.02 hereof, and such other items of cost and expense which are relatable to proper maintenance of the Common Areas, plus seven and one-half percent (7-1/2%) of all of the foregoing costs to cover the administrative cost relative to the Common Areas.

     "Common Areas" means all areas, space, equipment, and special services provided by Landlord for common or joint use and benefit of the occupants of the tracts shown on Exhibit "A", their employees, agents, servants, customers and invitees, including without limitation parking areas, access roads, driveways, retaining walls, fences, bird houses, bridges, landscaped and vacant areas, detention ponds, loading facilities, pedestrian malls, walkways, ramps, wash rooms, fountains, shelters, signs, security, lighting fixtures and equipment, cost of utility service, and the areas appurtenant to each of the aforesaid, and any other areas maintained for the benefit of the Shopping Center. Landlord shall have the right to modify the Common Areas from time to time as deemed reasonable by Landlord.

                    ARTICLE VI: ALTERATIONS, LIENS AND SIGNS
                     ---------- ----------------------------

     6.01  Alterations.  The  requirements  of this  Section 6.01 shall apply to
           -----------
Tenant's Work as described in Section 1.07 and any alterations thereafter. Tenant shall not make or cause to be made any alterations, including additions and improvements, to the Leased Premises or to any exterior signs, shades or awnings that are inconsistent with the style and features employed within the Shopping Center. Any alterations shall be made at Tenant's sole expense. Any roof penetrations necessitated by Tenant's use of Leased Premises shall be performed by Landlord's contractor at Tenant's expense only upon receipt of Landlord's written approval. Tenant shall provide its own trash containers for construction debris; use service entrances to the Leased Premises, if any; conduct no core drillings during business hours; and disrupt other tenants as little as possible. Tenant shall secure any and all governmental permits, approvals or authorizations required in connection with any such work and shall hold Landlord harmless from any and all liability, costs, damages, expenses (including attorney's fees) and liens resulting therefrom. All alterations (expressly including all light fixtures and floor coverings, heating, ventilating, air conditioning, plumbing, lighting, and electrical systems, except: trade fixtures, trade appliances and trade equipment that do not become a part of the Leased Premises), shall immediately become the property of Landlord. Tenant shall utilize only licensed contractors or subcontractors.

     6.02 Tenant  Shall  Discharge  All Liens.  Tenant  shall  promptly  pay its
          -----------------------------------
contractors and materialmen for all work done and performed by Tenant, so as to prevent the assertion or imposition of liens upon or against the Leased Premises, and shall, upon request provide Landlord with lien waivers, and should any such lien be asserted or filed, Tenant shall bond against or discharge the same within ten (10) days after written request by Landlord. In the event Tenant fails to remove or bond said lien within said ten (10) days, Landlord may, at its sole option, elect to satisfy and remove the lien by paying the full amount claimed or otherwise, without investigating the validity thereof, and Tenant shall pay Landlord upon demand the amount paid out by Landlord in Tenant's behalf, including Landlord's costs and expenses with interest or Tenant shall be in default hereunder. Landlord's election to discharge liens as provided hereunder shall not be construed to be a waiver or cure of Tenant's default hereunder.

     6.03 Signs, Awnings and Canopies. Tenant will not, without Landlord's prior
          ---------------------------
written consent (which consent shall not be unreasonably withheld, delayed, or conditioned), place or suffer to be placed or maintained upon the roof or on any exterior door, wall, window or sidewalk of the Leased Premises, any sign, awning or canopy, or advertising matter or other thing of any kind, including satellite dishes or other communications systems, and will not without such consent place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Leased Premises. All exterior signs shall be approved in advance by Landlord, which approval shall not be unreasonably withheld, delayed, or conditioned as long as such signage complies with all applicable zoning and municipal regulations applicable to such signage, and is consistent with Tenant's original designs (completed as part of Tenant's work hereunder), or the type of signs otherwise approved by Landlord within the Shopping Center. All signs, awnings, canopies, decorations, lettering, advertising matter or other thing so installed by Tenant shall be professionally made and tasteful in design and shall at all times be maintained by Tenant, at its expense, in good condition and repair.

        ARTICLE VII: MAINTENANCE OF LEASED PREMISES, SURRENDER AND RULES
         ----------- ---------------------------------------------------

     7.01 Maintenance,  Repair, and Replacement by Tenant.  Tenant shall, at its
          -----------------------------------------------
expense, at all times repair, maintain, and replace (a) the interior of the Leased Premises, together with exterior entrances, all glass and all window moldings, (b) all fixtures, partitions, ceilings, floor coverings and utility lines in the Leased Premises, and all plumbing and sewage facilities within the Leased Premises including free flow up to utility owned sewer lines, and (c) all doors, door openers, equipment, machinery, appliances, signs and appurtenances thereof (including lighting, heating, air conditioning, and plumbing equipment and fixtures), in conformity with governmental regulations and all rules and regulations of the Board of Fire Underwriters, in good order, condition, maintenance and repair. If any item which Tenant is obligated to repair cannot be fully repaired and more than two (2) years are left in the Term, Tenant shall promptly replace such item. Tenant shall be responsible for any structural, interior and exterior alterations and/or repairs to the Leased Premises required by any governmental entity or insurance carrier because of Tenant's specific use of the Leased Premises or arising from damage caused by Tenant, its employees, servants or agents. If Tenant be required to make any alterations or improvements to the Leased Premises, Tenant shall proceed with same at its own cost. Tenant may contract with, at its sole cost, a reputable service company to perform routine seasonal preventive maintenance on the HVAC system. Tenant shall provide evidence of any such contract to Landlord within thirty (30) days of its effective and shall also deliver copies of all renewal contracts to Landlord as they occur. If Tenant refuses or neglects to commence or complete repairs, maintenance, preventive maintenance contract or replacements promptly and adequately, Landlord may make or complete said repairs, maintenance or replacements and Tenant shall pay the cost thereof to Landlord upon demand.

     7.02  Maintenance  by  Landlord.  Subject  to  Articles  XIV  and  XV,  the
           -------------------------
structural portions of the Leased Premises, the roof, exterior walls and the foundations, shall be maintained by Landlord, except when the condition requiring such repairs shall result from Tenant's act or the fault of Tenant, its officers, agents, customers or employees. In the event Landlord fails to commence repairs it is obligated hereunder to make within thirty (30) days after written notice from Tenant specifying the necessary repairs, Tenant may make such repairs and bill the Landlord or offset against the Rent for the reasonable costs of said repairs. Landlord shall repair, maintain and replace the sprinkler system within the Leased Premises (if any) and Tenant shall pay the cost thereof to Landlord upon demand. Such costs shall include but not limited to: inspections, backflow tests, and routine maintenance. In addition, if Tenant makes any interior alterations to the Leased Premises which require additional sprinkler heads or other adjustments, Landlord shall have such adjustments made and Tenant shall pay the cost thereof to Landlord upon demand.

     7.03 Surrender of Leased Premises.  At the expiration of the tenancy hereby
          ----------------------------
created, Tenant shall peaceably surrender the Leased Premises, including all alterations, additions, improvements and repairs made thereto; all interior partition walls; any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; or other similar building operating equipment (unless Landlord requests in writing that any or all of such items be removed and the Premises returned to the original condition that existed at the time of the Lease Commencement Date. The Leased Premises shall be left broom clean and in good condition and repair, reasonable wear and tear excepted. Tenant shall remove all its property not required to be surrendered to Landlord before surrendering the Leased Premises (including trade fixtures, trade equipment, signs, decorations and trade personal property) as aforesaid and shall repair any damage to the Leased Premises caused thereby. Any personal property remaining in the Leased Premises at the expiration of the lease period shall be deemed abandoned by Tenant, and Landlord may claim the same and shall in no circumstances have any liability to Tenant therefor. The cost of removing such items which are abandoned by Tenant shall be charged to Tenant. Upon termination, Tenant shall also surrender all keys for the Leased Premises to Landlord and, if applicable, inform Landlord of any combinations of locks or safes in the Leased Premises. All utilities are to be transferred into Landlord's name, effective the date of Surrender. In no event shall the utility service ever be turned off. If services are terminated, Tenant shall be solely responsible for any resulting damage to the Premises. If the Leased Premises are not surrendered at the end of the term as hereinabove set out, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Leased Premises, including without limitation claims made by the succeeding tenant founded on such delay. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Lease Term.

     7.04 Rules and Regulations. Tenant agrees as follows:
          ---------------------

          (a) The delivery or shipping of goods, merchandise, supplies and fixtures to and from the Leased Premises shall be subject to such rules and regulations as in the judgment of Landlord are necessary for the proper operation of the Shopping Center.

          (b) No loud speakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside the Leased Premises without the prior written consent of Landlord.

          (c) Tenant shall not place or permit any obstructions, signage or merchandise in the outside areas immediately adjoining the Leased Premises or other Common Areas and shall not use such areas for business purposes other than for ingress and egress. So called "Sidewalk Sales" are prohibited. Any unauthorized use of the sidewalk shall result in a Two Hundred Fifty ($250.00) Dollar per day penalty to Tenant for each infraction, in addition to any and all other rights afforded the Landlord pursuant to this Lease.

          (d) Tenant and Tenant's employees shall park their cars only in those portions of the parking area designated for that purpose by Landlord. Tenant and Tenant's employee's cars not parked in the designated areas may be towed, at the owner's expense and/or Tenant shall be charged $50.00 per day for each and every day of the infraction.

          (e) Tenant shall have full responsibility for protecting the Leased Premises and the property located therein from theft and robbery.

          (f) Tenant shall not permit on the Leased Premises any act or practice which is unlawful, immoral, or which might injure the reputation of the Shopping Center.

          (g) Tenant and Tenant's employees and agents shall not solicit business in the parking or other Common Areas, nor shall Tenant distribute or place handbills or other advertising matter in or on automobiles parked in the parking areas or in other Common Areas.

          (h) Tenant shall not conduct any auction, fire, bankruptcy sales or close out sales in the Leased Premises.

          (i) Tenant shall keep the Leased Premises free and clear of rodents, bugs and vermin, and Tenant shall use, at its cost and at such intervals as Landlord shall reasonably require, a reputable pest extermination contractor to provide extermination services in the Leased Premises.

          (j) Tenant shall keep the Leased Premises and adjacent Common Areas orderly, neat, clean and free from rubbish and trash at all times and to permit no refuse to accumulate around the exterior of the Leased Premises. Tenant shall not burn any trash, rubbish or garbage in or about the Leased Premises. Trash shall be stored in a sanitary and inoffensive manner inside the Leased Premises or in screened areas approved by Landlord, and Tenant shall cause the same to be removed at reasonable intervals unless Landlord initiates a shopping center-wide trash removal and recycling program (which may or may not include any or all of the anchor tenants) in which case Tenant shall participate fully and such cost shall be billed as part of the Common Area maintenance as described in Article V.

          (k) The Leased Premises shall be open for business at Tenant's discretion, provided that Tenant shall generally be open for business during the hours of 10:00 a.m. to 5:00 p.m. Monday through Friday, and Saturday, as deemed appropriate by Tenant. Tenant shall not be required to be open for business on legal holidays or Sundays.

          (l) To use or permit the use of the Common Areas by others to whom Landlord may grant or may have granted such rights in such manner as Landlord may from time to time designate, including but not limited to truck and trailer sales and special promotional events.

          (m) Tenant shall not use, nor permit any part of the Premises to be used, for any residential purposes whatsoever, for any period of time, no matter how brief.

     Landlord reserves the right from time to time to amend or supplement the foregoing rules and regulations and to adopt and promulgate reasonable additional rules and regulations applicable to the Leased Premises. Notice of such rules and regulations and amendments and supplements thereto, if any, shall be given to Tenant in writing. Tenant agrees to comply with all such rules and regulations, and Tenant shall be responsible for the observance of these rules and regulations by Tenant's employees, agents and invitees. The foregoing rules are solely for the benefit of Landlord, and Landlord shall have no obligation to enforce such rules for the benefit of Tenant. Landlord, at its option, may waive certain rules with respect to individual tenants. If Tenant violates any rule, Landlord may notify Tenant that Tenant is in Default.

                      ARTICLE VIII: INSURANCE AND INDEMNITY
                      ------------ -----------------------

     8.01  Casualty  Insurance.  Tenant  shall at all times keep and maintain in
           -------------------
force and effect its own insurance coverage, protecting it from loss, damage or injury by whatever means, with respect to all furniture, fixtures, machinery, equipment, stock in trade, and all other items kept, used, or maintained by Tenant in, on, or about the Leased Premises.

     8.02 Waiver of Subrogation.  Each of the parties hereto does hereby release
          ---------------------
the other party hereto from all liability for damage due to any act or neglect of the other party (except as hereinafter provided) occasioned to property owned by said parties which is or might be incident to or the result of a fire or any other casualty against loss from which either of the parties is now carrying or hereafter may carry insurance; provided, however, that the releases herein contained shall not apply to any loss or damage occasioned by the willful acts of either of the parties hereto. The parties further covenant that any insurance obtained on their respective properties shall contain an appropriate provision whereby the insurance company or companies consent(s) to the mutual release of liability contained in this paragraph.

     8.03 Increase in Fire Insurance  Premiums.  Tenant agrees not to keep, use,
          ------------------------------------
sell or offer for sale, in or upon the Leased Premises, any articles or goods which may be prohibited by the standard form of fire insurance policy. Tenant agrees to pay upon demand any increase in premium for fire and extended coverage insurance and all other perils that may be charged during the term of this Lease on the amount of such insurance which may be carried by Landlord on said premises, or the building of which the same are a part, resulting from the use of the Leased Premises by Tenant, whether or not Landlord has consented to such use.

     8.04 Liability Insurance. Upon taking possession of Leased Premises, Tenant
          -------------------
shall, during the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the Leased Premises and the business operated by Tenant and permitted subtenants of Tenant in the Leased Premises in which the limits of coverage shall not be less than $1,000,000 per occurrence for bodily and/or personal injuries, and in which the coverage for property damage liability shall not be less than $1,000,000 or a combined single limited of $1,000,000 with limits to be increased as reasonably requested by Landlord from time to time.

     8.05 Indemnification of Landlord.  Tenant will protect,  indemnify,  defend
          ---------------------------
and save harmless Landlord, its agents and servants, to the extent permitted by law, from and against any and all claims, actions, damages, suits, judgments, decrees, orders, liability and expense (including costs and attorney fees) in connection with loss of life, bodily injury, personal injury and/or damage to property of whatever kind or character, howsoever caused, arising from or out of any occurrence in, upon or about the Leased Premises, or in the occupancy or use by Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, sublessees or concessionaires, notwithstanding any possible negligence (whether sole, concurrent or otherwise) on the part of Landlord, its agents, contractors, employees or servants.

     8.06 Plate Glass Insurance.  Tenant shall keep and maintain in force during
          ---------------------
the term hereof, plate glass insurance upon windows and doors in the Leased Premises.

     8.07    Liquor     Liability     Insurance.     [Intentionally     Omitted]
             ----------------------------------

     8.08 Insurance Policy. The insurance required in this Article VIII shall be
          ----------------
in form approved by Landlord. The policy shall name Tenant and Landlord as additional insured and shall contain a clause that insurer shall not cancel, materially modify or fail to renew the insurance without first giving Landlord thirty (30) days prior written notice. The insurance shall be with an insurance company approved by Landlord, authorized to do business in the State and have a policyholder's rating of no less than "A" in the most current edition of Best's Insurance Reports. A copy of the policy or a certificate of insurance shall be delivered to Landlord prior to Tenant taking possession of Leased Premises. The policy shall insure Tenant's performance of the indemnity provisions of Section
8.05 hereof.

                              ARTICLE IX: UTILITIES
                              ---------- ---------

     9.01 Utility Charges.  Tenant shall be solely  responsible for and promptly
          ---------------
pay all charges for heat, water, gas, sewer, electricity, or any other utility or service used on or attributable to the Leased Premises. Landlord may elect to furnish any one or more of the above utility services, in which event Tenant shall accept and use such services as furnished by Landlord. Landlord's charges therefor shall not exceed the rates charged by local public utility companies to retail customers for the same or similar services. If any of the above utility services are billed directly to Landlord by utility companies/authorities, Landlord may estimate Tenant's usage for each twelve month period and Tenant shall pay such estimated charge(s) in monthly installments on the first day of each month in advance and shall pay any excess charge within thirty (30) days from receipt of a detailed statement from Landlord. In the event that Tenant's payments exceed Tenant's actual costs for any given year, Tenant will be credited the amount of the overpayment. The initial estimate shall be as set forth in Section 1.00(q). In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities or services supplied by Landlord because of necessary repairs or improvements or for any cause beyond Landlord's control. Landlord shall pay for the initial water and sewer tap-in fees not to exceed one (1) Estimated Dwelling Unit (EDU) each. Any additional water and sewer tap-in fees and additional water and/or sewer assessments incurred by Tenant shall be paid for solely by Tenant.

                          ARTICLE X: PRIORITY OF LEASE
                           --------- -----------------

     10.01 Subordination.  Landlord shall have the right to transfer,  mortgage,
           -------------
assign, pledge, and convey in whole or in part the Leased Premises, the Shopping Center, this Lease and all rights of Landlord existing and to exist, and rents and amounts payable to it under the provisions hereof; and nothing herein contained shall limit or restrict any such right, and the rights of Tenant under this Lease shall be subject and subordinate to all instruments executed and to be executed in connection with the exercise of any such right of Landlord, including, but not limited to, the lien of any mortgage, deed of trust or security agreement now or hereafter placed upon the Leased Premises and the Shopping Center and to all renewals, modifications, consolidations, participations, replacements and extensions thereof (provided that Landlord shall obtain from any mortgagee or holder of a security interest an agreement that provides that Tenant's possession will not be disturbed by such security holder as long as Tenant is not in default of this Lease). Said subordination shall not require the agreement or consent of Tenant, but Tenant covenants and agrees, if requested, to execute and deliver within fifteen (15) days of receipt from Landlord such further instruments subordinating this Lease to the lien of any such mortgage, deed of trust or security agreement as shall be requested by Landlord and/or any mortgage, proposed mortgagee or holder of any security agreement, and Tenant hereby irrevocably appoints Landlord as its attorney-in-fact to execute and deliver any such instrument for and in the name of Tenant. Notwithstanding anything set out in this Lease to the contrary, in the event the holder of any mortgage or deed of trust elects to have this Lease superior to its mortgage or deed of trust, then, upon Tenant being notified to that effect by such encumbrance holder, this Lease shall be deemed prior to the lien of said mortgage or deed of trust, whether this Lease is adopted prior to or subsequent to the date of said mortgage or deed of trust.

     10.02 Notice to Landlord of Default. In the event of any act or omission by
           -----------------------------
Landlord which would give Tenant the right to terminate this Lease or claim a partial or total eviction, or make any claim against Landlord for the payment of money, Tenant will not make such claim or exercise such right until it has given written notice of such act or omission to (a) Landlord; and (b) the holder of any mortgage, deed of trust or other security instrument as to whom Landlord has instructed Tenant to give copies of all of Tenant's notices to Landlord; and after thirty (30) days shall have elapsed following the giving of such notice, during which such parties or any of them has not commenced diligently to remedy such act or omission or to cause the same to be remedied. Nothing herein contained shall be deemed to create any rights in Tenant not specifically granted in this Lease or under applicable provisions of law.

     10.03 Estoppel  Certificate.  Tenant agrees,  at any time, and from time to
           ---------------------
time, upon not less than ten (10) days' prior notice by Landlord, to execute, acknowledge and deliver to Landlord, an estoppel certificate in the form attached as Exhibit D (or such other form provided by Landlord) in writing addressed to Landlord or other party designated by Landlord certifying that this Lease is in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the actual commencement and expiration dates of the Lease, stating the dates to which rent, and other charges, if any, have been paid, that the Leased Premises have been completed on or before the date of such certificate and that all conditions precedent to the lease taking effect have been carried out, that Tenant has accepted possession, that the Lease Term has commenced, Tenant is occupying the Leased Premises and is open for business, stating whether or not there exists any default by either party in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge and the claims or offsets, if any, claimed by Tenant, and any other reasonable information requested by Landlord or other party designated by Landlord; it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord or a purchaser of Landlord's interest and by any mortgagee or prospective mortgagee of any mortgage affecting the Leased Premises or the Shopping Center. If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord and any prospective purchaser or encumbrancer may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one (1) month's Minimum Rent, Additional Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts. Tenant shall also, on ten (10) days' written notice, provide an agreement in favor of and in the form customarily used by such encumbrance holder, by the terms of which Tenant will agree to give prompt written notice to any such encumbrance holder in the event of any casualty damage to the Leased Premises or in the event of any default on the part of Landlord under this Lease, and will agree to allow such encumbrance holder a reasonable length of time after notice to cure or cause the curing of such default before exercising Tenant's right of self-help under this Lease, if any, or terminating or declaring a default under this Lease.

     10.04 Attornment. At the option of the holder of any mortgage affecting the
           ----------
Leased Premises, Tenant agrees that no foreclosure of a mortgage affecting the Leased Premises, nor the institution of any suit, action, summary or other proceeding against Landlord herein, or any successor Landlord, or any foreclosure proceeding brought by the holder of any such mortgage to recover possession of such property, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of Tenant hereunder, and upon the request of the holder of any such mortgage, Tenant covenants and agrees to execute an instrument in writing satisfactory to such party or parties or to the purchaser of the Leased Premises in foreclosure whereby Tenant attorns to such successor in interest.

                      ARTICLE XI: ASSIGNMENT AND SUBLETTING
                      ---------- -------------------------

     11.01 Consent Required.  Tenant may assign or sublet all or any part of the
           ----------------
Leased Premises upon receipt of consent from the Landlord, which consent will not be unreasonably withheld, delayed, or conditioned if Tenant's proposed assignee or sublessee is in Landlord's reasonable determination at least as creditworthy as Tenant, and the proposed use of the assignee or sublessee is not materially different than Tenant's use. Otherwise, Landlord may consent or deny consent to a proposed assignment of sublease at its discretion. The Consent in no event will be granted for any of the following "Noxious Uses" including but not limited to non-retail purposes or for any entertainment purposes such as a bowling alley, a movie theater, a flea market, a skating rink, a bar (except for restaurants with liquor licenses that include bars) a nightclub, a discotheque, an amusement gallery or a poolroom or for an establishment selling or exhibiting pornographic materials, a health club, a gas station, an automobile repair shop, a sales office or showroom for automobiles, an off-track betting establishment, a bingo parlor, a furniture store or a flea market or House of Worship. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent in any subsequent assignment or subletting. The foregoing shall be construed to include a prohibition against any voluntary or involuntary assignment or subletting arising by operation of law.

     If Tenant can establish that it has met the conditions for approval of an assignment relating to use and creditworthiness described above, and Landlord withholds its consent nonetheless, Tenant may, upon ten (10) days advance notice to Landlord, terminate this Lease and be released from all liability hereunder from and after the termination date.

     If an assignment is approved by Landlord and the creditworthiness and use standards described above are met, and if otherwise agreed by Landlord or otherwise provided herein, Tenant may be fully released from performing any of the terms, covenants and conditions hereof. If Tenant is a corporation or partnership, any sale, transfer, leveraged buyout or other disposition of more than fifty percent (50%) of the corporate stock or more than fifty percent (50%) of partnership ownership, or any reorganization or restructuring shall not be deemed an assignment or sublease for which approval is required unless the transaction results in the net worth of Tenant decreasing by more than ten percent (10%). If Tenant is not released from this Lease pursuant to the terms of this Paragraph, it shall remain fully liable for the performance of this Lease as Tenant.

     Subject to Tenant's rights described in this Paragraph, Landlord shall have the right to sell, convey, transfer or assign all or any part of its interest in the real Leased Premises or Shopping Center, and Tenant agrees to attorn to Landlord's purchaser or assignee. All covenants and obligations of Landlord under this Lease shall cease upon the execution of such conveyance, transfer or assignment, but such covenants and obligations shall run with the land and shall be binding upon the subsequent owner or owners thereof or of this Lease. Landlord shall give Tenant notice of its intention to market the Leased Premises and/or the Shopping Center for sale to a third party, and also five (5) days advance notice of its intention to accept an offer to sell any interest that it has in the Leased Premises or the Shopping Center, and the monetary terms and conditions of the offer. Tenant shall within the five (5) day period, notify Landlord if it elects to acquire the property that is the subject of the offer. Failure to respond to the Landlord's notice shall be deemed a rejection of the offer. If Landlord intends to accept an offer but has not given Tenant preliminary notice of its intention to market the property, then the Tenant's five day election period shall be extended to twenty-five (25) days. It is the intention of the parties that the Tenant shall have no less than twenty-five
(25) days to evaluate its interest in acquiring the Leased Premises or the Shopping Center.

     Nothing in this Section shall prohibit B. K. Campbell, Inc. from conveying all or any portion of the Shopping Center or Leased Premises to Brian Campbell, his immediate family members, successors, or assigns (or any trust for the benefit of any of the foregoing) for valid estate planning purposes. Any such conveyance shall be under and subject to this Lease.

          ARTICLE XII: WASTE, GOVERNMENTAL AND INSURANCE REQUIREMENTS,
           ----------- -----------------------------------------------
                            AND HAZARDOUS SUBSTANCES
                            ------------------------

     12.01 Waste or Nuisance.  Tenant shall not commit or suffer to be committed
           -----------------
any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the Leased Premises may be located or in the Shopping Center, or which may disturb the quiet enjoyment of occupants of adjoining properties.

     12.02  Governmental and Insurance  Requirements.  Tenant shall, at its sole
            ----------------------------------------
cost and expense, comply with all of the requirements of any insurance carrier for the Shopping Center and of all county, municipal, state, federal and other applicable governmental authorities, now in force or which may hereafter be in force.

     12.03  Hazardous  Substances.  Tenant  covenants  and warrants that Tenant,
            ---------------------
Tenant's Work and any alterations thereto and Tenant's use of Leased Premises will at all time comply with and conform to all state, federal and local laws, statutes, ordinances, rules and regulations of any governmental, quasi-governmental or regulatory authorities ("Laws") which relate to the transportation, storage, placement, handling, treatment, discharge, generation, production, release, spill or disposal (collectively "Treatment") of any waste, petroleum product, waste products, radioactive waste, poly-chlorinated biphenyls, asbestos, hazardous materials of any kind, and any substance which is regulated by any law, statute ordinance, rule or regulation (collectively
"Waste"). Tenant further covenants and warrants that it will not engage in or permit any person or entity to engage in any Treatment of any Waste on or which affects the Leased Premises, and that Tenant, at Landlord's sole discretion, and with Landlord's prior written consent, shall clean up, remediate or otherwise take all actions required by Law with respect to the Treatment of Waste in, on, upon or affecting the Leased Premises.

     Immediately upon receipt of any Notice (as hereinafter defined) from any person or entity, Tenant shall deliver to Landlord a true, correct and complete copy of any written Notice. "Notice" shall mean any note, notice or report of any suit, proceeding, investigation, order, consent order, injunction, writ, award or action related to or affecting or indicating the Treatment of any Waste in or affecting the Leased Premises or the Shopping Center.

     Tenant hereby agrees it will indemnify,  defend,  save and hold harmless R.
J. Waters & Associates, Inc., and Landlord and their officers, directors, shareholders, employees, agents, partners, and their respective heirs, successors and assigns (collectively "Indemnified Parties") against and from, and to reimburse the Indemnified Parties with respect to, any and all damages, claims, liabilities, loss, costs and expense (including, without limitation, all attorneys' fees and expenses, court costs, administrative costs and costs of appeals), incurred by or asserted against the Indemnified Parties by reason of or arising out of: (a) the breach of any representation or undertaking of Tenant under this Section 12.03 or (b) arising out of the Treatment of any Waste by Tenant or any licensee, concessionaire, manager or other party occupying or using the Leased Premises, or in or affecting the Leased Premises. All of the terms, covenants, warranties and indemnifications contained in this Section
12.03 shall survive the termination of this Lease.

     Tenant shall not install any storage tanks, vessels, containers, lines, pipes, conduits or the like at any time in, under, through or from the Leased Premises or the Shopping Center without the prior express written consent of Landlord. Landlord may require review of any proposed plans for, and supervision of the installation of, any such improvements by trained professionals competent to assess such proposed improvements, at the sole cost and expense of Tenant, as a condition of the granting of the aforesaid consent.

     Landlord is given the right, but not the obligation, to inspect and monitor the Leased Premises and Tenant's use of the Leased Premises in order to confirm Tenant's compliance with the terms of this Section 12.03 and the representations set forth in this Section 12.03. Landlord may require that Tenant deliver to Landlord concurrent with Tenant's vacating the Leased Premises upon the expiration of this Lease, or any earlier vacation of the Leased Premises by Tenant, at Tenant's expense, a certified statement by licensed engineers satisfactory to Landlord, in form and substance satisfactory to Landlord, stating that Tenant, Tenant's Work and any alterations thereto and Tenant's use of the Leased Premises complied and conformed to all Laws which relate to the Treatment of any Waste in or affecting the Leased Premises.

     Tenant agrees to deliver upon request from Landlord estoppel certificates to Landlord expressly stipulating whether Tenant is engaged in or has engaged in the Treatment of any Waste in or affecting the Leased Premises, and whether Tenant has caused any spill, contamination, discharge, leakage, release or escape of any Waste in or affecting the Leased Premises, whether sudden or gradual, accidental or anticipated, or any other nature at or affecting the Leased Premises and whether, to the best of Tenant's knowledge, such an occurrence has otherwise occurred at or affecting the Leased Premises.

                          ARTICLE XIII: PROMOTION FUND
                           ------------ --------------

     13.01 [Intentionally Deleted]

                   ARTICLE XIV: DESTRUCTION OF LEASED PREMISES
                   ----------- ------------------------------

     14.01 Partial  Destruction.  In the event of the partial destruction of the
           --------------------
building or improvements located on the Leased Premises by fire or any other casualty, Landlord and Tenant shall, to the extent insurance proceeds are available, restore or repair said building and improvements with reasonable diligence. Landlord shall expend such sums as required to repair or restore improvements to the condition they were in immediately prior to the date of the destruction. A just and proportionate part of the rent payable by Tenant to the extent that such damage or destruction renders the Leased Premises untenantable shall abate from the date of such damage or destruction until the Leased Premises are repaired or restored.

     14.02  Substantial  Destruction.  If  seventy-five  percent  (75%)  of  the
            ------------------------
Leasable Space on the Building on the Leased Premises shall be so damaged by fire or other casualty, then Tenant shall have the option to terminate this Lease by giving Landlord written notice within sixty (60) days after such destruction, and (i) any unearned rent shall be apportioned and returned to Tenant and (ii) any insurance proceeds covering the Building and/or Leased premises payable to Tenant as the result of the casualty shall be paid to Landlord. If Tenant does not elect to cancel this Lease as aforesaid, then the same shall remain in full force and effect and Landlord shall proceed with all reasonable diligence to repair and replace the Leased Premises to the condition they were in prior to the date of such destruction, and during the time the Leased Premises are so destroyed and totally untenantable, the rent shall be abated.

     14.03  Destruction of Shopping  Center.  The rights and  obligations of the
            -------------------------------
Landlord and the Tenant shall not be affected by a partial or a total destruction of the Shopping Center.

                           ARTICLE XV: EMINENT DOMAIN
                            ---------- --------------

     15.01 Condemnation.  In the event of any condemnation or conveyance in lieu
           ------------
thereof of the Leased Premises or the Shopping Center, or both, whether whole or partial, Landlord may terminate this Lease, and in any event, Tenant shall be entitled to make any claim against the condemning authority for the value of its Leasehold interest as may permitted by applicable law. Tenant's enforcement of its rights hereunder shall not prejudice the Landlord's right to seek compensation for the value of its underlying fee title. Tenant shall also have the right to claim and recover from the condemning authority (but not from Landlord) such compensation as may be separately awarded to Tenant in Tenant's own name and right on account of Tenants' trade fixtures and any relocation cost.

                         ARTICLE XVI: DEFAULT OF TENANT
                          ----------- -----------------

     16.01  Tenant's  Default.  The  following  shall  constitute  an  "Event of
            ----------------
Default" under this Lease:


          (a) failure of Landlord to have received from Tenant payment in full, no later than the fifth (5th) day of the month, any and all monthly installments of Minimum Rent and/or Additional Rent; and/or failure of Landlord to have received from Tenant payment in full of any Additional Rent, other charges and/or payment herein reserved, included, or agreed to be treated or collected as rent within five (5) days after same shall become due; and/or failure of Landlord to have received payment in full of any other charge, expense, or cost herein agreed to be paid by the Tenant within five (5) days after same shall become due; or

          (b) if Tenant violates or fails to perform or otherwise breaks any non-monetary covenant or agreement of this Lease Agreement or the agreements incorporated herein by reference, and such failure or violation is not cured within ten (10) days after written notice from Landlord to Tenant of such failure or violation, or in the case of a failure or violation which cannot be cured within said ten (10) day period, the Tenant has not commenced to cure such failure or violation within the ten (10) day period or has not diligently pursued the completion of such cure.

          (c) if Tenant vacates the Leased Premises without first having paid and satisfied the Landlord in full for all Minimum Rent and Additional Rent and all other charges then due that may thereafter become due until the expiration of the then current term, above mentioned; or

          (d) if Tenant becomes insolvent, makes an assignment for the benefit of creditors, files or has filed against it a petition in bankruptcy and such petition remains undismissed sixty (60) days after said petition is filed, or a bill in equity or other proceeding for the appointment of a receiver for the Tenant is filed, if proceedings or reorganization or for composition with creditors under any State or Federal law be instituted by or against Tenant.

          (e) if Tenant shall default in the timely payment of Minimum Rent or Additional Rent or other charges payable by Tenant hereunder or to timely discharge any other monetary obligation three (3) times in any twelve (12) month period notwithstanding the fact that any such default have been cured.

          (f) if Tenant or any agent of Tenant falsifies any report or statement (including financial statements) to be furnished to Landlord pursuant to the terms of this Lease. The falsification of any such document shall be deemed an incurable material breach of this Lease and, at Landlord's option, constitute an immediate termination of Tenant's right to possession of the Leased Premises.

          (g) failure of Tenant to open for business in accordance with Sections
     4.01 and 4.02 of this Lease within ninety (90) days after the Possession Date.

          (h)  failure  of  Tenant  to  execute  and  return  required  estoppel
     certificates   within  the  ten  (10)  days  of   Landlord's   request  and
     subordination agreements within fifteen (15) days of Landlord's request.

     16.02 Remedies.  If an Event of Default occurs, then upon written election,
           --------
but without entry or other action, Landlord shall have the right to:

          (a) Accelerate the Minimum Rent and Additional Rent for the entire unexpired balance of the term of this Lease, all other charges, payments, costs and expenses herein agreed to be paid by the Tenant or at the option of Landlord any part of the rent and other charges, payments, costs and expenses, all costs and officers' commission, watchman's wages, the five percent (5%) chargeable by Act of Assembly, and reasonable attorney's fees incurred or to be incurred by Landlord, and shall, in addition to any and all installments of rent, already due and payable and in arrears and/or other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charges, expenses or costs herein agreed to be paid by the Tenant which may be due and payable and in arrears, be taken to be due and payable and in arrears as if by the terms and provisions of this Lease, the whole balance of unpaid Minimum Rent, Additional Rent and other charges, payments, taxes, costs, and expenses were on that date payable in advance.

          (b) Collect and receive from any assignee or subtenant the Minimum Rent or Additional Rent and all other charges reserved herein as rent due by such assignee or sublessee and apply the same to the rent due hereunder. Receipt of such sums by Landlord shall be credited against the amount due from Tenant but it shall in no way affect Tenant's obligations to pay any unpaid balance of rent due hereunder. No payment by subtenant or assignee shall give such subtenant or assignee any rights greater than those existing between Landlord and Tenant.

          (c) Terminate this Lease without any right on the part of the Tenant to save the forfeiture by payment of any sum due or by other performance of any condition, term, or covenant broken; whereupon, Landlord shall be entitled to recover damages for such breach in an amount of rent reserved for the balance of the term of this Lease or the residue of said term plus the amount of any prior rents then due and owing.

          (d) Terminate Tenant's right of continued possession of the Leased Premises and, from time to time, without terminating this Lease and without prejudice to any right of Landlord under this Lease, to relet the Leased Premises or any part thereof for the account and in the name of Tenant, for any such term on terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Leased Premises deemed by Landlord to be necessary in conjunction with such reletting; and Tenant shall pay to Landlord, as soon as ascertained, the costs and expenses incurred by Landlord in such reletting and in making such alterations and repairs. Rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness, other than Minimum Rent and Additional Rent due hereunder from Tenant to Landlord; second, to the payment of the cost of any alterations and repairs to the Leased Premises necessary to return the Leased Premises to good condition, normal wear and tear excepted, for uses permitted by this Lease and the cost of storing any of Tenant's property left on the Leased Premises at the time of reletting; third, to the payment of Minimum Rent and Additional Rent and all other charges or payments due and unpaid hereunder; the residue, if any shall be held by Landlord at interest of six percent (6%) per annum and applied in payment of future rent or damages in the event of termination as the same may become due and payable hereunder and the balance, if any, at the end of the Lease Term shall be paid to Tenant. Should such rentals received from time to time from such reletting during any month be less than that amount which this Lease requires to be paid during that month by Tenant hereunder, the Tenant shall pay such deficiency to Landlord. Nothing in this subparagraph shall prevent Landlord from accelerating the rent or other amounts due thereunder. Such deficiency shall be calculated and paid monthly. No such reletting of the Leased Premises by Landlord pursuant to this subparagraph, shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given by Landlord to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction; and notwithstanding any such reletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach provided it has not been cured.

          (e) Lease the Leased Premises or any part or parts thereof to any person or persons as Landlord in its sole discretion decides, and the Tenant shall be liable for any loss of rent for the balance of the then current term.

     16.03 Further Remedies of Landlord:  In any Event of Default,  as set forth
           ----------------------------
above, the Landlord, or anyone acting on Landlord's behalf, at Landlord's option:

          (a) May without notice and demand enter the Leased Premises, breaking open locked doors if necessary to effect entrance, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose of restraining or levying and for any other purpose and take possession of and sell all goods and chattels at auction, on three (3) days notice served in person on the Tenant or left on the Leased Premises and paid to said Landlord out of the proceeds.

          (b) May enter the Leased Premises and without demand proceed by distress and sale of the goods there found to levy the rent and/or other charges herein payable as rent, and all costs and officers' commissions, including watchmen's wages and sums chargeable to Landlord, and further including a sum equal to five percent (5%) of the amount of the levy as commissions to the constable or other person making the levy, shall be paid by the Tenant and in such case all costs, officer's commissions and other charges shall immediately attach and become part of the claim of Landlord for rent, and any tender of rent without said costs, commission and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of the Landlord.

          (c) The following two paragraphs set forth, warrants or authorities for any prothonotary or any attorney to confess judgment against Tenant. In granting these warrants or authorities to confess judgment against Tenant, Tenant hereby knowingly, intentionally and voluntarily, and (on the advice of the separate counsel of Tenant, if Tenant has used counsel in regard to the execution and delivery of this Lease) unconditionally waives any and all right Tenant has, or may have, to prior notice and an opportunity for hearing under the constitutions and laws of the United States and the Commonwealth of Pennsylvania.

               1. Confession of Judgment.
                  ----------------------
          TENANT COVENANTS AND AGREES THAT IF THERE IS AN EVENT OF DEFAULT, THEN LANDLORD MAY, WITHOUT LIMITATION, UPON TEN DAYS ADVANCE WRITTEN NOTICE TO TENANT, CAUSE JUDGMENTS FOR MONEY TO BE ENTERED AGAINST TENANT AND, FOR THOSE PURPOSES, TENANT HEREBY GRANTS THE FOLLOWING WARRANT OF ATTORNEY: (I) TENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT, ATTORNEY OF ANY COURT OF RECORD AND/OR LANDLORD (AS WELL AS SOMEONE ACTING FOR LANDLORD) IN ANY AND ALL ACTIONS COMMENCED AGAINST TENANT FOR RECOVERY OF THE MINIMUM RENT AND ADDITIONAL RENT AND/OR OTHER CHARGES, PAYMENTS, COSTS AND EXPENSES IN THIS LEASE AGREED TO BE PAID BY TENANT OR TO LANDLORD TO APPEAR FOR TENANT, AND ASSESS DAMAGES AND CONFESS OR OTHERWISE ENTER JUDGMENT AGAINST TENANT, FOR ALL OR ANY PART OF THE MINIMUM RENT OR ADDITIONAL RENT AND/OR OTHER CHARGES, PAYMENTS, COSTS AND EXPENSES IN THIS LEASE AGREED TO BE PAID BY TENANT OR TO LANDLORD INCLUDING WITHOUT LIMITATION, AMOUNTS OF ACCELERATED RENT UNDER SECTION 16.02(a), TOGETHER WITH INTEREST AND COSTS AS WELL AS A REASONABLE ATTORNEYS' COMMISSION NOT TO EXCEED FIVE PERCENT (5%) OF THE FULL AMOUNT OF SUCH MINIMUM RENT AND ADDITIONAL RENT, CHARGES, PAYMENTS, COSTS, EXPENSES AND AMOUNTS, AND THEREUPON WRITS OF EXECUTION AS WELL AS ATTACHMENT MAY FORTHWITH ISSUE AND BE SERVED, WITHOUT ANY PRIOR NOTICE, WRIT OR PROCEEDING WHATSOEVER; (II) THE WARRANT OF ATTORNEY HEREIN GRANTED SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF BUT SUCCESSIVE ACTIONS MAY BE COMMENCED AND SUCCESSIVE JUDGMENTS MAY BE CONFESSED OR OTHERWISE ENTERED AGAINST TENANT FROM TIME TO TIME AS OFTEN AS ANY OF THE MINIMUM RENT OR

     ADDITIONAL RENT INCLUDING, WITHOUT LIMITATION, ACCELERATED RENT, CHARGES, PAYMENTS, COSTS, EXPENSES AND AMOUNTS SHALL FALL DUE, OR BE OR BECOME DUE, OR BE IN ARREARS, AND THIS WARRANT OF ATTORNEY MAY BE EXERCISED DURING AS WELL AS AFTER THE TERMINATION OR EXPIRATION OF THE TERM AND/OR DURING OR AFTER THE RENEWAL TERM AND ANY OTHER EXTENSIONS OF THE TERM OR RENEWALS TO THIS LEASE; AND (III) THE PROVISIONS OF SECTION 16.03(c) HEREOF ARE INCORPORATED HEREIN BY THIS REFERENCE THERETO.

          2. TENANT COVENANTS AND AGREES THAT IF THERE IS AN EVENT OF DEFAULT OR THIS LEASE IS TERMINATED OR THE TERM, INCLUDING, WITHOUT LIMITATION, THE RENEWAL TERM(S) OR ANY OTHER EXTENSIONS OR RENEWALS THEREOF IS TERMINATED OR EXPIRES, THEN, AND IN ADDITION TO THE RIGHTS AND REMEDIES SET FORTH IN
     SECTION 16.02, LANDLORD MAY, WITHOUT LIMITATION, UPON TEN (10) DAYS ADVANCE WRITTEN NOTICE TO TENANT, CAUSE JUDGMENT IN EJECTMENT FOR POSSESSION OF THE LEASED PREMISES TO BE ENTERED AGAINST TENANT AND, FOR THOSE PURPOSES, TENANT HEREBY GRANTS THE FOLLOWING WARRANT OF ATTORNEY: (I) TENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT, ATTORNEY OF ANY COURT OF RECORD AND/OR LANDLORD (AS WELL AS SOME ONE ACTING FOR LANDLORD) IN ANY AND ALL ACTIONS COMMENCED FOR RECOVERY OF POSSESSION OF THE LEASED PREMISES TO APPEAR FOR TENANT AND CONFESS OR OTHERWISE ENTER JUDGMENT IN EJECTMENT FOR POSSESSION OF THE LEASED PREMISES AGAINST TENANT AND ALL PERSONS ACTING, HOLDING OR CLAIMING DIRECTLY OR INDIRECTLY BY, THROUGH OR UNDER TENANT, AND THEREUPON WRITS OF POSSESSION MAY FORTHWITH ISSUE AND BE SERVED, WITHOUT ANY PRIOR NOTICE, WRIT OR PROCEEDING WHATSOEVER; (II) IF, FOR ANY REASON AFTER THE FOREGOING ACTION OR ACTIONS SHALL HAVE BEEN COMMENCED, IT SHALL BE DETERMINED THAT POSSESSION OF THE LEASED PREMISES SHOULD REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT TO COMMENCE ONE OR MORE FURTHER ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE LEASED PREMISES INCLUDING, WITHOUT LIMITATION, APPEARING FOR TENANT AND CONFESSING OR OTHERWISE ENTERING JUDGMENT FOR POSSESSION OF THE LEASED PREMISES AS HEREINBEFORE SET FORTH; AND (III) THE PROVISIONS OF SECTION 16.03(c)3 HEREOF ARE INCORPORATED HEREBY BY THIS REFERENCE THERETO.

          3. IN ANY ACTION OR PROCEEDING DESCRIBED IN SECTION 16.03(c)1 AND/OR 16.03(C)2, OR IN CONNECTION THEREWITH, IF A COPY OF THIS LEASE IS THEREIN VERIFIED BY LANDLORD (OR SOMEONE ACTING FOR LANDLORD) TO BE A TRUE AND CORRECT COPY OF THIS LEASE, SUCH COPY SHALL BE CONCLUSIVELY PRESUMED TO BE TRUE AND CORRECT BY VIRTUE OF SUCH VERIFICATION AND IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THIS LEASE, ANY STATUTE, RULE OF COURT OR LAW, CUSTOM, OR PRACTICE TO THE CONTRARY NOTWITHSTANDING. TENANT HEREBY RELEASES TO LANDLORD, ANY ONE ACTING FOR LANDLORD AND ALL ATTORNEYS WHO MAY APPEAR FOR TENANT ALL ERRORS IN PROCEDURE REGARDING THE ENTRY OF JUDGMENT OR JUDGMENTS BY CONFESSION OR OTHERWISE BY VIRTUE OF THE WARRANTS OF ATTORNEY CONTAINED HEREIN, AND ALL LIABILITY THEREFOR. THE RIGHT TO ENTER JUDGMENT OR JUDGMENTS BY CONFESSION OR OTHERWISE BY VIRTUE OF THE WARRANTS OF ATTORNEY CONTAINED HEREIN AND TO ENFORCE ALL OF THE OTHER PROVISIONS OF THIS LEASE MAY BE EXERCISED BY ANY ASSIGNEE OF LANDLORD'S RIGHT, TITLE AND INTEREST IN THE LEASE AND IN SUCH ASSIGNEE'S OWN NAME, ANY STATUTE, RULE OF COURT OR LAW, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING.

          (d) Curing Tenant's Default: If Tenant shall be in default in the performance of any of it obligations hereunder, including, but not limited to the failure of Tenant to promptly perform any of the covenants of this Lease requiring Tenant to repair or maintain the Leased Premises, Landlord, without any obligation to do so, in addition to any other rights it may have in law or equity, may elect to cure such default on behalf of Tenant after written notice (except in the case of emergency) to Tenant. Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's making the payments and incurring such costs, which sums and costs together with interest thereon shall be deemed additional rent payable promptly upon being billed therefor.

          (e) Remedies Cumulative: All of the remedies hereinbefore given to Landlord and all rights and remedies given to it by law and equity shall be cumulative and concurrent. No determination of this Lease or the taking or recovering of the Leased Premises shall deprive Landlord of any of his remedies or actions against the Tenant for rent then due, or rent which under the terms hereof, would in the future become due as if there has been no termination, or for any and all sums due at the time of which, under the terms hereof, would in the future become due as if there had been no termination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the Leased Premises.

          (f)  Self-Help:   If  Tenant  shall  default  in  the  performance  or
     observance of any agreement or condition in this Lease other than an obligation to pay money, and shall not cure such default within ten (10) days after notice from Landlord specifying the default, Landlord may, at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Tenant, and any amount paid or incurred for the account of Tenant, and Tenant agrees to reimburse Landlord therefor and save Landlord harmless therefrom; provided that Landlord may cure any such default as aforesaid prior to the expiration of said waiting period but after notice to Tenant, if the curing of such default prior to the expiration of said waiting period but after notice to Tenant, is reasonably necessary to protect the real estate or Landlord's interest therein, or to prevent injury or damage to persons or property. If Tenant shall fail upon demand to reimburse Landlord for any amount paid for the account of Tenant hereunder, said amount shall be added to and become due as a part of the next payment of rent due thereunder.

          (g) Waiver of Errors, Right of Appeal, Stay and Exemption: Tenant hereby releases to Landlord and to any and all attorneys whom may appear for Tenant all errors in any procedure of action to enter judgment by confession by virtue of the warrants of attorney contained in this Lease, and all liability thereof, Tenant further authorizes the Prothonotary or any Clerk of any Court of Record to issue a Writ of Execution or other process. If proceedings shall be commenced to recover possession of the Premises either at the end of the term or sooner termination of this Lease, or for non-payment of rent or for any other reasons, Tenant specifically Waives the right to the three (3) months notice to quit and/or the fifteen
     (15) or thirty (30) days notice to quit required by the Act of April 6, 1951, P.L. 69, as amended, and agrees that five (5) days notice shall be sufficient in either or any such case.

     16.04  Legal  Expenses:  If suit shall be  brought  or claim  shall be made
            ---------------
(whether or not suit is commenced or judgment entered) for recovery of possession of the Leased Premises, and/or the recovery of rent or any other amount due under provisions of this Lease, or because of the breach of any other covenant herein contained, and the breach shall be established, the non-prevailing party shall pay to the prevailing party, in addition to all other sums and relief available to the prevailing party, all expenses incurred therefor, including reasonable attorneys' fees to the extent permitted by law.

     16.05 Failure to Pay; Interest. If Tenant at any time shall fail to pay any
           ------------------------
taxes, assessments or liens, provide insurance or perform any act required by this Lease to be made or performed by it, or fail to pay any charge payable by Tenant or to timely discharge any other monetary obligation of Tenant required by this Lease, Landlord, without waiving or releasing Tenant from any obligation or default under this Lease, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Tenant. All sums so paid by Landlord and all costs and expenses so incurred shall accrue interest at a rate equal to the maximum rate permitted by law from the date of payment or incurring thereof by Landlord and shall constitute Other Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord upon demand. Notwithstanding anything to the contrary contained herein, if Tenant fails to contest any invoice or other written demand for payment of rent or any other sums due within the time frames specified in the Lease for payment, then Tenant shall have no rights to contest such invoice or bill thereafter.

                        ARTICLE XVII: ACCESS BY LANDLORD
                         ------------ ------------------

     17.01 Right of Entry. Landlord or Landlord's agents shall have the right to
           --------------
enter the Leased Premises at all reasonable times to examine the same and to show it to purchasers and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon the Leased Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part. During the six (6) months prior to the expiration of the term of this Lease or any renewals thereof, Landlord may exhibit the Leased Premises to prospective tenants or purchasers and place upon the Leased Premises the usual signage for space rental. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided.

                        ARTICLE XVIII: TENANT'S PROPERTY
                         ------------- -----------------

     18.01 Taxes on  Leasehold.  Tenant shall be  responsible  for and shall pay
           -------------------
before delinquency all municipal, county, or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind owned by or placed in, upon, or about the Leased Premises by Tenant.

     18.02  Loss and  Damage.  Landlord  shall not be liable  for any  injury or
            ----------------
damage to persons or property or loss of business resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow, or leaks from any part of the Leased Premises, or from the pipes, appliances or plumbing works, or from the roof, street or subsurface, or from any other place, or by dampness or by any other cause of whatsoever nature or by rodents, bugs or vermin, and whether originating in the Leased Premises or elsewhere. All property of Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of Tenant only, and Tenant hereby holds Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers, a waiver of which shall be obtained in advance by Tenant.

     18.03 Notice by Tenant.  Tenant shall give immediate  notice to Landlord in
           ----------------
case of fire or accidents, or damage to or of defects in the Leased Premises or in the building of which the Leased Premises are a part.

                      ARTICLE XIX: HOLDING OVER; SUCCESSORS
                      ----------- ------------------------

     19.01  Holding  Over.  Any holding  over after the  expiration  of the term
            -------------
hereof, with or without the consent of Landlord, shall be construed to be a tenancy from month to month at the rents herein specified (prorated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, so far as applicable; provided, however, if such holding over is without the consent of Landlord, Minimum Rent for such holdover period shall be two (2) times the Minimum Rent due for the last month of the Lease Term.

     19.02 Successors and Assigns.  Except as otherwise  herein  provided,  this
           ----------------------
Lease and all the covenants, terms, provisions and conditions herein contained shall inure to the benefit of and be binding upon the heirs, representatives, successors and assigns of each party hereto, and all covenants herein contained shall run with the land and bind any and all successors in title to Landlord.

                           ARTICLE XX: QUIET ENJOYMENT
                           ---------- ----------------

     20.01  Landlord's  Covenant.  Upon  payment  by Tenant of the rents  herein
            --------------------
provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord; subject, nevertheless, to all the terms and conditions of this Lease.

                           ARTICLE XXI: MISCELLANEOUS
                            ----------- -------------

     21.01 Waiver. The waiver by Landlord of any breach of any term, covenant or
           ------
condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing.

     21.02 Accord and Satisfaction.  No payment by Tenant or receipt by Landlord
           -----------------------
of a lesser amount than the monthly rent installments herein stipulated shall be deemed to be other than on account of the most current stipulated rent owed at that time, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction.

     21.03 No  Partnership.  Landlord  does not, in any way or for any  purpose,
           ---------------
become a partner of Tenant in the conduct of its business or otherwise, or joint adventurer or a member of a joint enterprise with Tenant.

     21.04 Force Majeure. In the event that either party hereto shall be delayed
           -------------
or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then the time allowed for performance of such act shall be extended by a period equivalent to the period of such delay so long as the delayed party provides the other with a written explanation of reasons for the delay. The provisions of this Section 21.04 shall not operate to excuse Tenant from the prompt payment of Minimum Rent or Additional Rent or any other payments required by the terms of this Lease.

     21.05 Landlord's Liability. If Landlord shall fail to perform any covenant,
           --------------------
term or condition of this Lease upon Landlord's part to be performed, Tenant may not terminate the Lease, and Tenant's sole remedies shall be money damages (except as set forth in Section 21.16) and specific performance. If Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy thereon against the right, title and interest of Landlord in the Shopping Center as the same may then be encumbered and neither Landlord nor if Landlord be a partnership, any of the partners comprising such partnership shall be liable for any deficiency. It is understood that in no event shall Tenant have any right to levy execution against any property of Landlord other than its interest in the Shopping Center as hereinbefore expressly provided. In the event of the sale or other transfer of Landlord's right, title and interest in the Leased Premises or the Shopping Center, Landlord shall be released from all liability and obligations hereunder. The only warranties made by Landlord with respect to this Lease and the Leased Premises are as expressly contained herein. Landlord hereby expressly and unequivocally disclaims any and all implied warranties with respect to the Leased Premises and Tenant's use of same, including, but not limited to, the implied warranty of habitability.

     21.06 Notices and Payments. Any notice by Tenant to Landlord must be served
           --------------------
by Federal Express or similar overnight delivery service or by certified mail, postage prepaid, addressed to Landlord at the place designated for the payment of rent, or at such other address as Landlord may designate from time to time by written notice. Any notice by Landlord (which may be given by Landlord or Landlord's attorney or management company) to Tenant must be served by Federal Express or similar overnight delivery service or by certified mail, postage prepaid, addressed to Tenant at the Leased Premises, or at such other address as Tenant may designate from time to time by written notice to Landlord. All notices shall be effective upon delivery or attempted delivery in accordance with this Section 21.06. Until otherwise notified in writing, Tenant shall pay all rent reserved herein and all other sums required under this Lease by check payable to the order of Landlord and shall forward the same to Landlord as herein provided.

     21.07  Financial  Statements.  The persons  signing this Lease on behalf of
            ---------------------
Tenant hereby personally represent and warrant to Landlord that the financial statements delivered to Landlord prior to the execution of this Lease properly reflect the true and correct value of all the assets and liabilities of Tenant and Guarantors. Tenant acknowledges that in entering into this Lease, Landlord is relying upon such statements and Tenant shall supply Landlord updated financial statements of Tenant and Guarantors each Lease Year and from time to time as requested by Landlord.

     21.08 Captions and Section Numbers. The captions,  section numbers, article
           ----------------------------
numbers and headings appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease.

     21.09 Definitions. The word "Tenant" shall mean each and every person, firm
           -----------
or corporation mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and it shall have the same force and effect as if given by or to all thereof. If there shall be more than one Tenant, they shall all be bound jointly and severally.

     21.10 Partial Invalidity. If any term, covenant or condition of this Lease,
           ------------------
or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     21.11 Recording.  This Lease or a certificate or memorandum thereof may, at
           ---------
the option of either Landlord or Tenant, be recorded. Costs of preparation and recording shall be paid by the party seeking to record the memorandum. The parties shall execute such certificate, short form lease or memorandum in a form that is mutually acceptable to them.

     21.12 Entire  Agreement.  The Lease,  the  exhibits and rider,  if any, set
           -----------------
forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as herein set forth. All prior communications, negotiations, arrangements, representations, agreements and understandings, whether oral, written or both, between the parties hereto and their representatives are merged herein and extinguished, this Lease superseding and canceling the same. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and executed by the party against which such subsequent alteration, amendment, change or modification is to be enforced. If any provision contained in any rider hereto is inconsistent with any printed provisions of this Lease, the provision contained in such rider shall supersede said printed provision. Tenant hereby acknowledges that (a) this Lease contains no restrictive covenants or exclusives in favor of Tenant except as stated in Section 4.01 (if any); and (b) this Lease shall not be deemed or interpreted to contain, by implication or otherwise, any warranty, representation or agreement on the part of Landlord that any department store or regional or national chain store or any other merchant shall open for business or occupy or continue to occupy any premises in or adjoining the Shopping Center during the term of this Lease or any part thereof, and Tenant hereby expressly waives all claims with respect thereto and acknowledges that Tenant is not relying on any such warranty, representation or agreement by Landlord either as a matter of inducement in entering into this Lease or as a condition of this Lease or as a covenant by Landlord.

     21.13 Jury Trial; Claims;  Survival.  To the extent permitted by applicable
           -----------------------------
law, and acknowledging that the consequences of said waiver are fully understood, Tenant hereby expressly waives the right to trial by jury in any action taken with respect to this Lease and waives the right to interpose any set-off or counterclaim of any nature or description in any action or proceeding instituted against Tenant pursuant to this Lease. Notwithstanding anything in this Lease to the contrary, the representations and undertakings of Tenant under this Lease shall survive the expiration or termination of this Lease regardless of the means of such expiration or termination.

     21.14  Applicable  Law.  This Lease and the rights and  obligations  of the
            ---------------
parties arising hereunder shall be construed in accordance with the laws of the State in which the Premises are located.

     21.15 Consents and Approvals.  Whenever  Landlord's  consent or approval is
           -----------------------
required herein, such consent or approval shall not be deemed given until Landlord has provided such consent or approval in writing. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent or approval. Where the consent or approval of Landlord shall be required, such consent or approval shall be granted in Landlord's sole discretion unless otherwise expressly provided. With respect to any provision of this Lease which either expressly provides or is held to provide that Landlord shall not unreasonably withhold or unreasonably delay any consent or approval, Tenant shall not be entitled to make claim for, and Tenant expressly waives claim for, damages incurred by Tenant by reason of Landlord's failure to comply, it being understood and agreed that Tenant's sole remedy shall be an action for specific performance.

     21.16 Authority. In the event Tenant hereunder shall be a corporation,  the
           ---------
persons executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State; all franchise and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due; and those persons executing this Lease on behalf of Tenant are duly qualified and authorized to bind, and in fact do bind, the corporation. In the event Tenant hereunder shall be a partnership, either general or limited, the persons or entities executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly qualified partnership and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State, if required by law; all franchise and partnership taxes have been paid to date; all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due; and those entities executing this Lease on behalf of partnership are duly qualified to bind, and in fact do bind, the partnership. This Lease shall be effective only when it is signed by both Landlord and Tenant. Tenant's submission of a signed lease for review by Landlord does not give Tenant any interest, right or option in the Leased Premises.

     21.17  Interpretation.  Both  parties  have  read  this  Lease  and had the
            ---------------
opportunity to employ legal counsel and negotiate changes to the Lease. The Lease is the joint product of the parties and, in the event of any ambiguity herein, no inference shall be drawn against a party by reason of document preparation.

     21.18 Brokers. Tenant represents and warrants to Landlord that no broker or
           -------
agent negotiated or was instrumental in negotiating or consummating this Lease excepting only Broker. Broker is representing Landlord on this Lease, and Broker's commission shall be paid by Landlord. Tenant knows of no other real estate broker or agent who is or might be entitled to a commission or compensation in connection with this Lease. All fees, commissions or other compensation payable to any broker or agent of Tenant shall be paid by Tenant. Tenant shall hold Landlord harmless from all damages and shall indemnify Landlord for all damages paid or incurred by Landlord resulting from any claims asserted against Landlord by brokers or agents claiming through Tenant. Tenant acknowledges that Tenant has been informed that person(s) associated with Broker may have or may acquire an ownership interest in the Shopping Center, and Tenant acknowledges by signing this Lease that such ownership interest shall not affect the terms, conditions or validity of this Lease.


ARTICLE XXII: SECURITY AND RENT DEPOSITS
------------   --------------------------

     22.01    Amount    of    Security    Deposit.    [Intentionally    Omitted]
              -----------------------------------

     22.02  Use  and  Return  of  Security  Deposit.   [Intentionally   Omitted]
            ---------------------------------------

     22.03 Rent Deposit. [Intentionally Omitted]
           ------------
                 ARTICLE XXIII: TENANT AND COVENANTS; EASEMENTS
                  ------------- -------------------------------

     23.01 Tenant Covenants.  Notwithstanding anything to the contrary contained
           ----------------
herein, this Lease is subject to and made on the understanding that Landlord has granted and/or will grant certain restrictions and exclusive use covenants to other tenants of the Shopping Center (herein the "Tenant Covenants"). Tenant acknowledges that Tenant's use and/or occupancy of the Leased Premises in violation of any current or future Tenant Covenants would subject Landlord to substantial damages, and as such, Tenant acknowledges and agrees that any such violation by Tenant of any such Tenant Covenants shall constitute a default hereunder entitling Landlord to cancel this Lease or enjoin Tenant from violating such Tenant Covenants, or exercise any of the remedies stated in
Article XVI hereof and any other remedies available under the law of the State. Nothing contained in this Section 23.01 shall be construed to permit Tenant to expand the use restrictions set forth in Section 4.01 hereof.

     23.02  Landlord  Covenant.  Landlord  covenants and agrees that it will not
            ------------------
grant any other Tenant within the Shopping Center the right to operate a bank branch or engage in any banking services (retail or otherwise) that is competitive with Tenant's use of the Leased Premises other than mortgage or financial services related to Landlord's real estate business, or the business of its affiliate, Beiler-Campbell Realtors. Any mortgage origination or financial services permitted by this paragraph shall be conducted in the name of Brian Campbell, B. K. Campbell, Inc., Beiler-Campbell Realtors, Delaware Valley Financial Mortgage, LLC, or any entity in which Brian Campbell owns at least a twenty-five percent (25%) interest or other retail name that shall be approved by Tenant in advance.

     23.03  Easements.  The Shopping  Center is and/or may be encumbered  and/or
            ---------
benefited from time to time by certain easements, development and operating covenants, and similar agreements. Tenant agrees that it shall abide by any such agreement, including as any such agreement may be amended from time to time in Landlord's sole discretion. Landlord shall have the right to enter into and/or terminate any such agreement in Landlord's sole discretion.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                           LANDLORD:

                                           B. K. CAMPBELL, INC.


                                           By:    /s/ Brian Campbell
                                                  ------------------

                                           Title: President



                                           TENANT:

                                           FIRST NATIONAL BANK OF CHESTER COUNTY



                                           By:    /s/ Benjamin Marsho
                                                  -------------------
                                                  T. Benjamin Marsho

                                           Title: Assistant Treasurer

                                   APPENDIX 1

                                  RENT SCHEDULE


                         Year   Minimum Annual Rent    Monthly Installment
                         ----   -------------------    -------------------

     Initial Term         1         $182,305                $15,192.08
                          2         $182,305                $15,192.08
                          3         $182,305                $15,192.08
                          4         $182,305                $15,192.08
                          5         $182,305                $15,192.08
                          6         $182,305                $15,192.08
                          7         $182,305                $15,192.08
                          8         $182,305                $15,192.08
                          9         $182,305                $15,192.08
                          10        $182,305                $15,192.08
 First Renewal Period     11        $245,002                $20,416.83
                          12        $252,352                $21,029.33
                          13        $259,922                $21,660.17
                          14        $267,720                $22,310.00
                          15        $275,751                $22,979.25
                          16        $284,024                $23,668.67
                          17        $292,545                $24,378.75
                          18        $301,321                $25,110.08
                          19        $310,361                $25,863.42
                          20        $319,671                $26,639.25
 Second Renewal Period    21        $329,262                $27,438.50
                          22        $339,140                $28,261.67
                          23        $349,314                $29,109.50
                          24        $359.793                $29,982.75
                          25        $370,587                $30,882.25
                          26        $381,705                $31,808.75
                          27        $393,156                $32,763.00
                          28        $404,950                $33,745.83
                          29        $417,099                $34,758.25

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